UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report

(Date of earliest event reported): December 27, 2012

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	1-13219 (Commission File Number)	65-0039856 (I.R.S. Employer Identification Number)

2002 Summit Boulevard, Sixth Floor

Atlanta, Georgia 30319

(Address of principal executive office)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on Page 5

Explanatory Note

On December 27, 2012, Ocwen Financial Corporation (“Ocwen”) completed the previously announced Merger (as defined below) pursuant to that certain Merger Agreement by and among Ocwen, O&H Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Ocwen (“Merger Sub”), Homeward Residential Holdings, Inc., a Delaware corporation (“Homeward,” formerly known as AHMSI Holdings, Inc.), and WL Ross & Co. LLC, a Delaware limited liability company as shareholder representative, pursuant to which Merger Sub merged with and into Homeward with Homeward continuing as the surviving corporation and becoming a wholly-owned subsidiary of Ocwen (the “Merger”). Information relating to the Merger was previously included in Ocwen’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2012. The completion of the Merger was previously reported in Ocwen’s Current Report on Form 8-K, filed with the SEC on December 28, 2012.

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed by Ocwen Financial Corporation on December 28, 2012, to include the financial information referred to in Item 9.01(a) and (b), below, relating to the acquisition of Homeward and to provide the consent of the independent accountants. Pursuant to the instructions to Item 9.01 of Form 8-K, Ocwen Financial Corporation hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial statements and pro forma financial information and to provide the consent of the independent accountants.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to assumptions related to the valuation of assets and estimates utilized in development of the unaudited pro forma combined financial statements.

Forward-looking statements are not guarantees of future performance, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following:

•	general economic and market conditions;
•	prevailing interest rates;
•	governmental regulations and policies, including scrutiny regarding foreclosure processing;
•	uncertainty related to the actions of loan owners, including mortgage-backed securities investors, regarding loan putbacks and other servicing practices; and
•	uncertainty related to the processes for judicial and non-judicial foreclosure proceedings, including potential additional costs or delays in the future or claims pertaining to past practices.

Further information on the risks specific to our business are detailed within this report and our other reports and filings with the Securities and Exchange Commission including our periodic report on Form 10-K for the year ended December 31, 2012, our quarterly reports on Form 10-Q and our current reports on Form 8-K. Forward-looking statements speak only as of the date they are made and should not be relied upon. Ocwen Financial Corporation undertakes no obligation to update or revise forward-looking statements.

Item 2.01 Completion of Acquisition of Assets

As previously reported, on December 27, 2012, Merger Sub merged with and into Homeward. Homeward was the surviving corporation in the Merger and, as a result, is now a wholly-owned subsidiary of Ocwen.

In the Merger, Ocwen acquired the mortgage servicing rights and subservicing for approximately 421,000 residential mortgage loans with an unpaid principal balance of approximately $77 billion. Ocwen also acquired Homeward’s loan origination platform and its diversified fee-based business that includes property valuation, REO management, title, closing and advisory services. As consideration for the Merger, Ocwen paid $243 million plus the book value amount of Homeward and its subsidiaries, for an aggregate purchase price of $765.7 million. Of this amount, $603.7 million was paid in cash and $162 million was paid in Preferred Stock. $85 million of the Merger Consideration has been placed into escrow for a period of 21 months following the closing date to fund any loss sharing payments and certain other indemnification payments that may become owed to Ocwen, as well as to fund certain expenses of WL Ross & Co. LLC as shareholder representative.

Item 9.01 Financial Statements and Exhibits

a)	Financial Statements of Businesses Acquired.

(i)	Audited consolidated balance sheets of Homeward at September 30, 2012 and September 30, 2011 and the consolidated statements of operations, statements of stockholders’ equity and statements of cash flows for each of the two years in the period ended September 30, 2012 are attached as Exhibit 99.1.

(ii)	Audited consolidated balance sheets of AHMSI Holdings, Inc. at September 30, 2011 and September 30, 2010 and the consolidated statements of operations, statements of stockholders’ equity and statements of cash flows for each of the two years in the period ended September 30, 2011 are attached as Exhibit 99.2.

b)	Pro Forma Financial Information.

Unaudited combined pro forma statement of operations for the year ended December 31, 2012 is attached as Exhibit 99.3. A pro forma balance sheet has not been included as the Merger is already reflected in Ocwen’s balance sheet as of December 31, 2012, as reported in its Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2013.

c)	Not applicable

d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description

23.1	Consent of Independent Auditors.

99.1	Audited consolidated balance sheets of Homeward at September 30, 2012 and September 30, 2011 and the consolidated statements of operations, statements of stockholders’ equity and statements of cash flows for each of the two years in the period ended September 30, 2012.

99.2	Audited consolidated balance sheets of AHMSI Holdings, Inc. at September 30, 2011 and September 30, 2010 and the consolidated statements of operations, statements of stockholders’ equity and statements of cash flows for each of the two years in the period ended September 30, 2011.

99.3	Unaudited pro forma combined statement of operations of Ocwen Financial Corporation for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

By:	/s/ John V. Britti
John V. Britti
Executive Vice President and Chief Financial Officer
(On behalf of the Registrant and as its principal
financial officer)

Date: March 15, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Auditors.

99.1	Audited consolidated balance sheets of Homeward at September 30, 2012 and September 30, 2011 and the consolidated statements of operations, statements of stockholders’ equity and statements of cash flows for each of the two years in the period ended September 30, 2012.

99.2	Audited consolidated balance sheets of AHMSI Holdings, Inc. at September 30, 2011 and September 30, 2010 and the consolidated statements of operations, statements of stockholders’ equity and statements of cash flows for each of the two years in the period ended September 30, 2011.

99.2	Unaudited pro forma combined statement of operations of Ocwen Financial Corporation for the year ended December 31, 2012.